Exhibit 99.1

Applying the Science of Networking Enabling Cybersecure, Rapid Networking for All IoT “Things” and Locations For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disc los ures.

Disclaimer

This Presentation is not an Offer or a Representation

This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Financial Information and Use of Non-GAAP Financial Measures.

The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward-looking non-GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning.

2

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. Risk Factors Our business and our ability to execute our business strategy are subject to a number of risks as more fully described in the se ction titled “Risk Factors” of the preliminary prospectus filed with the SEC. These risks include, among others: • We have a history of net losses, may incur substantial net losses in the future, and may not achieve or sustain profitability or growth in future periods . If we cannot achieve and sustain profitability, our business, financial condition, and operating results will be adversely affected . • We have had negative cash flow and, given our projected funding needs, our ability to generate positive cash flow is uncertain . • Our financial statements contain an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern, which could prevent us from obtaining new financing on reasonable terms or at all . • Even after consummation of the offering as contemplated, we may need to raise additional capital to meet our business requirements in the future, and such capital raising may be costly or difficult to obtain and could dilute our stockholders’ ownership interests . • Our indebtedness could adversely affect our ability to raise additional capital to fund operations, limit our ability to react to changes in the economy or our industry and prevent us from meeting our financial obligations . • To support our business growth, in the past years we increased our focus on serving certain IoT verticals, while continuing to serve our existing Telco customers . This change in our strategy may make it more difficult to evaluate our business growth and future prospects, and may increase the risk that we will not be successful in our plans . • We may have ineffective sales and marketing efforts . • We are dependent on the supply of electronic and mechanical components and our business would be harmed if we do not receive sufficient supply of such components in number and performance to meet our production requirements and product specifications in a timely and cost - effective manner . • We are dependent on key suppliers . • Demand for our products and solutions may not grow or may decline . • Our gross margins may not increase or may deteriorate . • Changes in the price and availability of our raw materials and shipping could be detrimental to our profitability . • Expanding our operations and marketing efforts to meet expected growth may impact profitability if actual growth is less than expected . • If our internal Company cyber - security measures are breached or fail and unauthorized access is obtained to our IT environment, we may incur significant losses of data, which we may not be able to recover and may experience a delay in our ability to conduct our day - to - day business . 3

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. Risk Factors • We provide cyber security features as part of our products that may not completely prevent information security breaches, and ou r products are installed in live customer environments and may be compromised by cyber - attacks and damage customer assets. • We depend on key information systems and third - party service providers. • We depend on our management team and other key employees, and the loss of one or more of these employees or an inability to a ttr act and retain highly skilled employees could adversely affect our business. • We may face the effects of increased competition and rapid technological changes. • Our results of operations are likely to fluctuate from quarter to quarter and year to year, which could adversely affect the tra ding price of our common stock. • The loss of one or more of our significant customers, or any other reduction in the amount of revenue we derive from any such cu stomer, would adversely affect our business, financial condition, results of operations and growth prospects. • The effects of health pandemics, such as the ongoing global COVID - 19 pandemic, have had, and could in the future have, an adverse impact on our business, financial condition and results of operations. • Claims by others that we infringe their intellectual property could force us to incur significant costs or revise the way we con duct our business. • Our patents and proprietary technology may be challenged or disputed. • Any failure to protect our intellectual property rights could impair our ability to protect our proprietary technology and ou r b rand. • We may be adversely affected by fluctuations in the currency exchange rate of the Israeli Shekel. • Unanticipated changes in our effective tax rate and additional tax liabilities, including those resulting from our internatio nal operations or the implementation of new tax rules, could harm our future results. • The requirements of being a public company may strain our resources, divert management ’ s attention, and affect our ability to attract and retain executive management and qualified board members. • We have identified a material weakness in our internal control over financial reporting. If we experience material weaknesse s i n the future or otherwise fail to implement and maintain an effective system of internal controls in the future, we may not be able to accurately report our fi nan cial condition or results of operations which may adversely affect investor confidence in us, and as a result, the value of our common stock. 4

FORWARD LOOKING STATEMENTS This Presentation contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the final prospectus, dated May 16 , 2022 that we have filed with the U . S . Securities and Exchange Commission in connection with our initial public offering . Forward - looking statements are only predictions . The forward - looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Past performance is not indicative of future results . There is no guarantee that any specific outcome will be achieved . Investments may be speculative, illiquid and there is a total risk of loss . Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning. 5

COMPANY OVERVIEW

Actelis

Actelis At a Glance

A Market Leader of Gigabit-Grade, Cybersafe, Rapid Deployment IoT Networking

>300

Customers

Cities, Rail, Roads, Military

>$27M

Value of Actelis' IoT Previously Installed Base

In over 30 countries

30+

Global Patents

+More on-going new applications

>45%

Year-To-Date IoT growth

Q3-2022 YTD vs. Prior Year

>50%

Ave. Gross Margin

2020-Q3/2022 YTD

5/2022 IPO

$15.4 million proceeds

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

6

COMPANY OVERVIEW

Global IoT Market to Hit $1.8 Trillion in 2028 at 24.5% CAGR (1)

Smart City Market at $696 Billion by 2028 with CAGR of 29.3% (2)



Smart Traffic (ITS)	Smart City	Smart Rail	Military and Gov.	Power, Water, Oil	Industry, Education
Lights	Parking	Signaling	Perimeter security	Substations	Robotics
Cameras	Security	Obstacle detect	Weapons control	Generators	Warehouse
Lane Management	Wi-Fi	Controls	Energy	Oil/gas flow	Access control
Signs	Garbage	Security	Radars	Perimeter security	Security
V2V	Transportation	Ticketing	Airports	Water plants	Parking

(1) Facts and Factors Jan. 2022
(2) Grand View Research May. 2021

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

7

COMPANY OVERVIEW For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. IoT Connectivity Modernization Needs Growing Exponentially • Billions of devices currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but expensive and slow to deploy • Wireless is getting faster Historically very low speed, lowest reliability and security Major efforts to Securely Connect Tens of Millions of Locations at High - Speed 8

COMPANY OVERVIEW

Actelis

Obstacles to IoT Development – Hybrid Fiber/Copper is Key

Making the Case for Hybrid Networks (Example)

***Connectivity** consumes over 70% of IoT network's cost and time*

Easy to reach locations:
- Fiber is laid on existing poles @ ~$26K/Mile
- (work takes days/weeks)*


Easy-to-reach
(70-90% of
Locations)
Hard-to-reach
(10-30% of
Locations)

Hard to reach locations:
- Fiber needs boring, trenching, permits, right-of-way @$70K-$400K/Mile
- (work takes months)*

...Connecting Fiber to Hard-to-Reach Locations May Cost **50%** of all Project Budget and **may cause Months of Delay****

(*) – Analysis by Columbia Telecommunications Corporation
(**)- Fiber Availability is 31%/12%/11% of in US/UK/ Germany, respectively; (FTTH council, Europe, 4/2020)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

9

COMPANY OVERVIEW

Hybrid Architecture Makes Existing Network Part of the Digital Future

Extending Safe, Gigabit-Grade Connectivity over Fiber + Enhance Existing Wires


Actelis

Fiber is preferred for performance and reliability, but:

- *Can be very slow to deploy in many locations*
- *May not be possible economically in many hard-to-reach locations*

Existing coax/wires connect billions of locations/devices and are instantly available at no cost, but:

- *Historically suffer from low speed and low reliability*
- *Are unprotected from hacking and cyber attacks*
- *Actelis' technology enhances wires securely to Gigabit-Grade*

1+1

Actelis' Hybrid Fiber-Copper Networking Solutions are Combining the Best of Both:

→ Providing Cyber-Safe, Gigabit-Grade connectivity combining Fiber and enhanced existing wires
→ Eliminating deployment obstacles in challenging locations
→ Helping IoT projects converge on time and budget

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

10

COMPANY OVERVIEW

Actelis

Actelis' Hybrid Networks Enable 5G in Smart Cities and on Roads

5G Expected to Grow at 54.4% CAGR 2021-2028 (1)

5G...to dramatically improve quality of life with high data-rate, low latency, for mobile, eHealth, autonomous vehicles, smart cities, smart homes, Industrial IoT... (1)

Actelis' Hybrid Networking makes 5G practical:

- 5G Requires 10X-100X cell grid density
- Requires Fiber, Copper or mmWave at Gigabit speeds to 14.2M locations by 2027
- Many locations are hard-to-reach with Fiber, out-of-sight for mmWave, but are on wires
- Hybrid Networking makes 5G practical with connectivity + remote powering


5G Base Stations
Connectivity
Fiber
Copper
mmWave

(1)– Key Market Insights

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

11

COMPANY OVERVIEW

Actelis

MetaLIGHT Unique Signal Processing and Coding Technology

Combining 100X Wire[5] Performance Boost with Triple-Shield Security

Unsynchronized Transmission

- **Lines interfering with other lines**
- **Suboptimal**
- **Unreliable**
- **Unsecure**


5700
1600
1728
1664
3792
3792
5600
1600

Synchronized Transmission

- **Lines supporting other lines**
- **Optimal**
- **Reliable**
- **Secure**


5500
5300
5200
5200
5584
5392
5568
5200

Individual Wires



Copper Cable

- Optimal synchronization of multi-line signals
- Elimination of interference to boost speed
- Data line coding for resilience, security (1)
- Multi-line scrambling for low latency, security (2)
- 256-bit encryption of transmission (3)
- Multi-line modulation for up to 10Gbps (4)
- Spectrally compliant reach extenders to 100Km
- Remote powering + Data to 4G/5G base stations

(1), (2), (3) – Components of Triple Shield Protection
(4) – 10Gbps available in 2023
(5) – Vs. single wire performance in cable

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

12

COMPANY OVERVIEW

Actelis

MetaLIGHT Software 360^0 System Level Security

Approved for Deployment by US DoD

- Comprehensive, secure management access via advanced authentication, encryption mechanisms

- Triple-Shield Data Protection
- Highly secure, robust data transmission
- Scrambled, coded data packets over multiple conduits
- Advanced 256-bits Encryption

- Advanced source and/or destination filtering
- Defense against cyber hacking and DoS attacks

- Running on low-vulnerability operating platform
- Continuously updating system to ensure highest immunity


MetaLIGHT
Management Protection (EMS)
Data Protection
Switching Protection
Telnet (SSHv2 + TL1)
SFTP (SSH over FTP)
SNMPv3

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

13

COMPANY OVERVIEW

Actelis

Actelis' MetaLIGHT Building Blocks Enable Seamless Hybrid Networks

- **CONNECTIVITY:** High Performance, mix of Fiber, Copper, 5G
- **CYBER SAFETY:** Triple Shield Data Protection; and 360^0 System Security Software
- **UBIQUITY:** Supports all cameras, sensors, meters on new IP or legacy networks
- **HIGH DENSITY:** Packs up to 11 network functions in one device; saving space, power and cost
- **REMOTE POWERING Over Copper:** For cameras, sensors, 5G base stations, saving power connection cost
- **LOW-TOUCH NETWORK MANAGEMENT SW:** Automated Configuration, Zero touch provisioning


Perimeter Security
STOP
Guard Stations
Colleges / Universities
Regional Medical Centers
Libraries
City Buildings
MetaLIGHT Series
Remote Parking Lots
Railways
Powerlines and Substations
Wi-Fi
Gas, Oil, Water Pipelines
Schools

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

14

COMPANY OVERVIEW

Actelis

Customers that Already Trust Actelis' Solutions

SMART GRID

- PG&E
- e·on
- Duquesne Light — Our Energy...Your Power
- Verbund Energy Austria
- avacon
- Harzwasserwerke — herrlich weiches Wasser

SMART CAMPUS

- embc — connecting people to learning
- East Midland BB Consortium UK
- Stanford University

SMART TRANSPORTATION

- JR Central Japan Railway Company
- Transport Scotland — Còmhdhail Alba
- The Alaska Railroad — Anchorage, Alaska
- autobahn
- SBB CFF FFS Swiss rail
- highways england
- NEXCO
- autostrade per l'italia
- CN Canadian rail
- Trenitalia
- OCTA — Orange County Transportation Authority

SMART CITY

- New York City DOT
- City of Los Angeles — Founded 1781
- City of Elk Grove, California
- City of El Paso, Texas
- Broward County Florida
- City of Frankfurt
- seattle.gov
- City of Vancouver
- Sacramento County
- City of Fremont
- Montgomery County Maryland — 1776
- Fort Worth
- Comune di Milano
- DC.gov
- City of Las Vegas Nevada
- City of San Jose — Capital of Silicon Valley

Gov, MILITARY & POLICE

- CA.gov
- United States Navy
- Federal Aviation Administration
- Naval Base San Diego
- United States Air Force Chaplain Corps
- Police — Belgian Police
- Japanese Army
- BWI — IT für Deutschland

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

15

COMPANY OVERVIEW

Actelis

Example: Highways England National Road System

Modernizing with Actelis' Secure Hybrid Technology starting 2019 highways england


Control Center
Network
Bonded Copper
Fiber
Newcastle
Birmingham
London

Actelis

- 30,000 roadside assets, 4,400 miles of strategic road network
- **1/3 of network on existing copper, 2/3 on new Fiber**
  - Fiber and copper must be integrated without compromising service levels, reliability, or security
  - Both must provide reliable high bandwidth over vast distances
  - Advanced Quality of Service (QoS) must ensure minimum delay for real-time alerts
- Network security and advanced troubleshooting tools are paramount

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

16

GROWTH STRATEGY For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. IoT Hybrid Building Blocks : Traffic/Utility/City/Rail/Federal and Military Edge Computing for Video, Data Analysis Advanced Cyber Protection for Applications/Users ϮϬϮϭ ϮϬϮϮ ϮϬϮϯ 256 - bit Encrypted, Cyber - Safe Hybrid IoT Building Blocks Buildings/Campus/ 5 G High Speed Connectivity up to 10 Gbps ϮϬϮ 0 Any Media Connectivity Ubiquity: Meet all IoT needs Cyber Secure Data /Network Reach Gigabit Speed Cyber Protect Applications Advanced Edge Applications 17 Be Everywhere, then Climb Up the Food Chain 2020 - 2023 Product Strategy

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. COMPETITIVE OVERVIEW 18 Leading Unique Real - Life Hybrid Offering Time/cost per bit Low High Low High Security Real Life Hybrid Networks Actelis ’ solutions offer significant competitive advantages in performance and security layers in both Fiber and copper. When combined into real - life hybrid copper - fiber networks, they offer higher security, faster deployment and lower cost. Our Real - Life Solutions Offer Significant Competitive Advantages

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. FINANCIAL OVERVIEW 19 Financial Results 2020 - 2021 The sum of Revenues and end of year Open Orders grew 28 % from 2020 to 2021

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. Financial Highlights – Third Quarter and First nine months 2022 20 5 % i ncrease in revenues to $ 6.3 million in First Nine months of 2022 (year - over - year) 45 % increase in sales delivery to IoT customers in First Nine months of 2022 (year - over - year) Non - GAAP Adjusted EBITDA at ( $ 2.6 ) million in first Nine months of 2022 compared to ($ 0.7 ) million in prior year period as the company continues to invest in sales and marketing $ Gross Margin at 48.3% in first Nine months of 2022 vs. 50% in prior year period due to inflation and supply chain pressures; $164,000 incurred as purchase price variance of components % Backlog at $ 3.9 million as of September 30 , 2022 (of which 84 % from IoT customers)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. FINANCIAL OVERVIEW 21 Financial Results Third Quarter and First Nine months of 2022 Third Quarter First Nine months (U.S. Dollars in thousands except for Gross Margin) 2022 2021 2022 2021 Revenues 1,348 1,422 6,297 5,995 Gross Margin 40% 37% 48% 50% Adjusted EBITDA (1,698) (768) (2,586) (707) 84% of Backlog of customer Open Orders comes from IoT customers Third Quarter First Nine months (U.S. Dollars in thousands) 2022 2021 2022 2021 Backlog of open Orders (1) 3,917 5,153 3,917 5,153 (1) Presented as of September 30 for each year.

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specifi c o bjective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please se e f ull disclosures. FINANCIAL OVERVIEW Balance Sheet as of September 30, 2022 June 30, 2022 December 31, 2021 (U . S . Dollars in thousands) Total Assets 16,325 4,684 Total Liabilities 10,762 18,695 Redeemable Convertible Preferred Stock - 5,585 Shareholder’s Equity (Capital Deficiency) 5,563 (19,596) Balance Sheet – transformed as a result of completed IPO 22 • IPO proceeds (net of IPO costs) increased Assets and Shareholders’ Equity. • A one - time conversion of notes, warrants and preferred stock into Common Stock decreased Liabilities and Convertible Preferred Stock, and increased Shareholder’s Equity. Impact of IPO on Balance Sheet December 31, 2021 to June 30, 2022

Contact Information

Yoav Efron
CFO
Actelis Networks, Inc.
yoave@actelis.com
(908) 242 6463

Matt Glover
Senior Managing Director
Gateway Investor Relations
matt@gatewayir.com
(949) 574-3860

Ralf Esper
Director
Gateway Investor Relations
ralf@gatewayir.com
(949) 574-3860

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

23